Janney
ADVANTAGE®

PRESENTS THE FOLLOWING
DREYFUS MONEY MARKET FUND

- Dreyfus Government Cash Management (DGCXX)

Janney
Trusted Advisors for Generations℠

1717 Arch Street, 17th Floor
Philadelphia, PA 19103

Member: NYSE • FINRA • SIPC

THIS IS NOT A PROSPECTUS. SEE INSIDE FOR PROSPECTUSES.

Fund Summary

Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Institutional Shares
Management fees	.20
Other expenses (including shareholder services fees)	.01
Total annual fund operating expenses	.21

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$22	$68	$118	$268

Principal Investment Strategy

The fund pursues its investment objective by investing only in government securities (i.e., securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, including those with floating or variable rates of interest), repurchase agreements collateralized solely by government securities and/or cash, and cash.

The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund is a "government money market fund," as that term is defined in Rule 2a-7, and as such is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash. The fund normally invests at least 80% of its net assets in government securities and repurchase agreements collateralized solely by government securities (i.e., under normal circumstances, the fund will not invest more than 20% of its net assets in cash and/or repurchase agreements collateralized by cash). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government, which include U.S. Treasury securities as well as securities issued by certain agencies of the U.S. government, and those that are neither insured nor guaranteed by the U.S. government.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. The fund currently is not permitted to impose a fee upon the sale of shares (a "liquidity fee") or temporarily suspend redemptions (a redemption "gate") under distressed conditions as some other types of money market funds are, and the fund's board has no intention to impose a liquidity fee or redemption gate. Neither The Dreyfus Corporation nor its affiliates have a legal obligation to provide financial support to the fund, and you should not expect that The Dreyfus Corporation or its affiliates will provide financial support to the fund at any time. The following are the principal risks that could reduce the fund's income level and/or share price:

  Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value, even during periods of declining interest rates.

  U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

  Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

  Repurchase agreement counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement could fail to honor the terms of the agreement.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Institutional shares from year to year. The table shows the average annual total returns of the fund's Institutional shares over time. The fund's past performance is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Average Annual Total Returns as of 12/31/17
	1 Year	5 Years	10 Years
Institutional Shares	0.79%	0.21%	0.36%

For the fund’s current yield, visit https://investment-professionals.dreyfus.com/product/0289/overview or call toll free 1-800-JANNEYS.

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

You may purchase or sell your shares on any business day by calling your Janney Financial Advisor or 1-800-JANNEYS.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through a U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

The fund is a money market fund, subject to the maturity, quality, liquidity and diversification requirements of Rule 2a- 7 under the Investment Company Act of 1940, as amended.

The fund has been designated as a "government money market fund" (Government Fund). As a Government Fund, the fund is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash.

The fund seeks to maintain a stable share price of $1.00.

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

The fund invests only in government securities, repurchase agreements collateralized solely by government securities and/or cash, and cash. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government. Securities backed by the full faith and credit of the U.S. government include U.S. Treasury securities as well as securities issued by certain agencies of the U.S. government, such as the Government National Mortgage Association.

The repurchase agreements that the fund may invest in may include tri-party repurchase agreements executed through a third party bank that provides payment administration, collateral custody and management services to the parties to the repurchase agreements.

Among other requirements, the fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, the fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities or securities that can readily be converted into cash within one business day. The fund must maintain an average dollar-weighted portfolio maturity of 60 days or less and a maximum weighted average life to maturity of 120 days.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. The fund currently is not permitted to impose a fee upon the sale of shares (a "liquidity fee") or temporarily suspend redemptions (a "redemption gate") under distressed conditions as some other types of money market funds are, and the fund's board has no intention to impose a liquidity fee or redemption gate. Neither The Dreyfus Corporation nor its affiliates have a legal obligation to provide financial support to the fund, and you should not expect that The Dreyfus Corporation or its affiliates will provide financial support to the fund at any time. The following are the principal risks that could reduce the fund's income level and/or share price:

  Interest rate risk. Prices of fixed-income securities tend to move inversely with changes in interest rates. Interest rate risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and has signaled additional increases in the near future. A sharp and unexpected rise in interest rates could cause the fund's share price to decline or impair the fund's ability to maintain a stable NAV. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and lead to a decline in the fund's share price or impair the fund's ability to maintain a stable NAV.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially causing the fund's share price to decline or impairing the fund's ability to maintain a stable net asset value, even during periods of declining interest rates. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price or impair the fund's ability to maintain a stable net asset value.

  U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. Treasury securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, such guarantees do not extend to shares of the fund itself.

  Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

  Repurchase agreement counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement.

Management

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $252 billion in 149 mutual fund portfolios. For the fiscal year ended January 31, 2018, the fund paid Dreyfus a management fee at the effective annual rate of 0.15% of the fund's average daily net assets due to a voluntary undertaking by Dreyfus to waive fees and/or reimburse fund expenses during the period. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's semiannual report for the six-month period ended July 31, 2017. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $33.5 trillion in assets under custody and administration and $1.9 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide the fund with a distinct, stable identity.

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub- transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

Shareholder Guide

Buying and Selling Shares

The fund is designed for institutional investors, particularly banks, acting in a fiduciary, advisory, agency, custodial or similar capacity or for themselves. Generally, each investor will be required to open a single master account with the fund for all purposes. In certain cases, the fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the fund's transfer agent for sub-accounting services and will be charged directly for the cost of such services. Institutions purchasing Institutional shares for the benefit of their clients may impose policies, limitations and fees which are different from those described in this prospectus. The fund offers other classes of shares, which are described in separate prospectuses. Institutions purchasing fund shares on behalf of their clients determine which class is suitable for their clients.

Your price for Institutional shares is the NAV per share. Institutional shares are subject to an annual shareholder services fee of up to 0.25% to reimburse the fund's distributor for shareholder account service and maintenance expenses.

The fund's portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. The fund uses this valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, in order to be able to maintain a price of $1.00 per share.

When calculating its NAV, a fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board.

How to Buy Shares

The fund's NAV is calculated on any day the New York Stock Exchange (NYSE) is open. In addition, the fund's NAV will be calculated on any day the NYSE is closed but the Federal Reserve Bank is open and the Securities Industry and Financial Markets Association (SIFMA) recommends that fixed income securities markets be open for the day or a portion of the day.

The time at which the fund's NAV is calculated, and the trading deadline for orders "in proper form" (as defined below), is reflected in the table below. The fund reserves the right to change the time at which the fund's NAV is calculated and the trading deadline to an earlier time than stated below in the case of an emergency, if regular trading on the NYSE is restricted or closes early, the fixed income securities markets or the Federal Reserve Bank close early, or as otherwise permitted by the Securities and Exchange Commission.

Fund Calculation of
NAV/Trading Deadline for
Name of Fund	Orders in Proper Form
Dreyfus Government Cash Management	5:00 p.m.

All times are Eastern time.

Orders in proper form received and accepted by the fund or a financial intermediary that serves as agent for the fund by the time of day at which a fund calculates its NAV will become effective at the NAV determined on that day and shares purchased will receive the dividend declared on that day. An order to purchase shares received by the fund will be deemed to be "in proper form" if the fund receives "federal funds" or other immediately available funds promptly thereafter. Unless other arrangements have been agreed in advance, the fund generally expects to receive the funds within two hours after the order is received by the fund or a financial intermediary that serves as agent for the fund, or by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m., Eastern time), whichever is earlier.

Orders submitted through a financial intermediary that does not serve as an agent for the fund are priced at the fund's NAV next calculated after the fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary.

An order in proper form received and accepted after the time of day at which the fund determines its NAV will be priced at the NAV determined on the following business day and will begin to accrue dividends on such business day. If payment is not received within the appropriate time period, the fund reserves the right to cancel the purchase order at its discretion, and the investor would be liable for any resulting losses or expenses incurred by the fund or the fund's transfer agent, including interest charges.

The minimum initial investment in Institutional shares is $10,000,000, with no minimum subsequent investment, unless: (a) the investor has invested at least $10,000,000 in the aggregate among the fund and any of the Dreyfus- managed funds listed under "Services for Fund Investors – Fund Exchanges"; or (b) the investor has, in the opinion of Dreyfus Investments Division, adequate intent and availability of assets to reach a future aggregate level of investment of $10,000,000 in such funds.

How to Sell Shares

You may sell (redeem) shares at any time by telephone or compatible computer facility.

Your shares will be priced at the next determined NAV. Your order will be processed promptly. If a request for redemption is received and accepted by the time of day at which the fund determines its NAV, the proceeds of the redemption ordinarily will be transmitted by wire in federal funds on the same day, and the shares will not receive the dividend declared on that day. If the request is received and accepted after the time of day at which the fund determines its NAV, or is transmitted through the National Securities Clearing Corporation, the shares will receive the dividend declared on that day, and the proceeds of redemption ordinarily will be transmitted by wire in federal funds on the next business day.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by a fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Under normal circumstances, the fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, pursuant to an interfund lending order granted by the SEC, the fund and certain other money market funds in the Dreyfus Family of Funds, may borrow money from certain money market funds in the Dreyfus Family of Funds for temporary or emergency purposes to meet redemption requests.

The fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in kind"), if the amount redeemed is large enough to affect fund operations or the redemption request is during stressed market conditions. Investors are urged to call Dreyfus Investments Division before effecting any large transactions. Securities distributed in connection with any such redemption in-kind are expected to generally represent the investor's pro rata portion of assets held by the fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur taxable gain when selling the securities.

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although Dreyfus discourages excessive trading and other abusive trading practices, the fund has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of fund shares. Dreyfus also believes that money market funds, such as the fund, are not typically targets of abusive trading practices. However, frequent purchases and redemptions of the fund's shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could detract from the fund's performance.

The fund reserves the right to reject any purchase or exchange request in whole or in part. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into the fund. If you plan to exchange your fund shares for shares of another Dreyfus fund, please read the prospectus of that other Dreyfus fund for more information.

The fund also reserves the right to:

· change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

· change its minimum investment amount

The fund also may process purchase and sale orders and calculate its NAV on days that the fund's primary trading markets are open and the fund's management determines to do so.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and Dreyfus and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends monthly and capital gain distributions, if any, annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund's distributions are taxable as ordinary income or capital gains (unless you are investing through a U.S. tax-advantaged investment plan, in which case taxes may be deferred).

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Account Statements

Every Dreyfus fund investor automatically receives regular account statements. Each investor will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions the investor has received.

Financial Highlights

These financial highlights describe the performance of the fund's Institutional shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

Dreyfus Government Cash Management		Year Ended January 31,
	2018	2017	2016		2015		2014
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00		1.00		1.00
Investment Operations:
Investment income--net	.009	.003	.000	[a]	.000	[a]	.000	[a]
Distributions:
Dividends from investment income--net	(.009)	(.003)	(.000)[a]		(.000)[a]		(.000)[a]

Net asset value, end of period	1.00	1.00	1.00		1.00		1.00
Total Return (%)	.85	.27	.03		.01		.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.21	.22	.21		.21		.21
Ratio of net expenses to average net assets	.16	.15	.12		.07		.09
Ratio of net investment income to average net assets	.87	.30	.03		.01		.01
Net Assets, end of period ($ x 1,000)	61,917,499	49,219,152	16,493,855		16,874,952		14,577,411
[a] Amount represents less than $.001 per share.

For More Information

Dreyfus Government Cash Management
a series of Dreyfus Government Cash Management Funds

More information on the fund is available free upon request, including the following:

Annual/Semiannual Report

The fund's annual and semiannual reports describe the fund's performance, list portfolio holdings and contain a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose, at www.dreyfus.com under Products, (1) complete portfolio holdings as of each month-end with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month end, with a 10-day lag. From time to time a fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request. Dreyfus money market funds generally disclose, also at www.dreyfus.com under Products, their complete schedule of holdings daily. A fund's portfolio holdings and any security-specific performance attribution data will remain on the website at least until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.

To Obtain Information

By telephone. Call 1-800-JANNEYS
By mail. Janney Montgomery Scott LLC Attn: Treasury Management Services 1717 Arch Street, 17th Floor Philadelphia, PA 19103
By E-mail. Send your request to info@dreyfus.com
On the Internet. Certain fund documents can be viewed online or downloaded from:
SEC: http://www.sec.gov
Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-03964

© 2018 MBSC Securities Corporation
0289P0618-JMS

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IN THE MONEY MARKET FUNDS

Purchases by Sweep

Your Janney Montgomery Scott Brokerage Account (“Account”) is coded to sweep cash balances into shares of the Fund. There is no minimum investment for your money market fund account. Free credit balances arising in your Account from dividend payments, interest payments and other credits will be invested in the selected Fund on the business day after posting. Free credit balances arising from the sale of securities will be invested into the selected Fund on the settlement day. Sufficient monies to pay for security purchases which have not yet settled will be held back and not invested in the Fund.

Purchases by Check

Mail or deliver your check to Janney Montgomery Scott who will deposit it into your Account. Please indicate your Account number on the check. Checks deposited incur a two day hold before being invested into your account.

Redemptions by Check

You must first complete an application which you can obtain from your Financial Advisor. The check writing service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. With this service, you may write checks made payable to any payee.

Redemptions by Sweep

A sufficient number of shares will be redeemed automatically on the settlement date to pay for all securities transactions. A sufficient number of shares will also be redeemed to satisfy any withdrawals or debits posted to the Account.

TO CONTACT JANNEY MONTGOMERY SCOTT LLC

By Telephone

Call your Janney Financial Advisor or 1-800-JANNEYS

By Mail

Janney Montgomery Scott LLC, Attn: Treasury Management Services
1717 Arch Street, 17th Floor, Philadelphia, PA 19103

On the Internet
http://www.janney.com

How Can I Get More Information?

You can get a free copy of the semiannual/annual reports or the SAI, request other information or discuss your questions about the Fund by contacting your Janney Financial Advisor or online @ www.dreyfus.com.

0289P0618-JMS

THIS IS NOT A PROSPECTUS. SEE INSIDE FOR PROSPECTUSES.